EXHIBIT 23.4

                               CONSENT OF COUNSEL

          We hereby consent to the reference to our firm under the caption "Legal Opinions" in the Proxy Statement/Prospectus forming a part of this Form S-4 Registration Statement of Zions Bancorporation.

                                        s/  Rothgerber Johnson & Lyons LLP
                                            ------------------------------
                                            Rothgerber Johnson & Lyons LLP

Denver,  Colorado
October  14, 1998